Ultra Series Fund
Supplement Dated May 14, 2014
This Supplement amends the Prospectus of the Ultra Series Fund dated May 1, 2014
Please keep this Supplement with your records.

Target Date Funds

At a meeting held on May 13, 2014, the Board of Trustees of the Ultra Series Fund, a Massachusetts business trust (the “Trust”), approved the restructuring of the following series of the Trust:

•	the Madison Target Retirement 2020 Fund (the “USF 2020 Fund”);

•	the Madison Target Retirement 2030 Fund (the “USF 2030 Fund”);

•	the Madison Target Retirement 2040 Fund (the “USF 2040 Fund); and

•	the Madison Target Retirement 2050 Fund (the “USF 2050 Fund” and together with the USF 2020 Fund, USF 2030 Fund, and USF 2040 Fund, the “USF Target Date Funds”).

In conjunction with the restructuring, each USF Target Date Fund will exchange, in kind, substantially all of its assets for shares of a corresponding, newly created series of Madison Funds (collectively, the “Madison Target Date Funds”), an open-end registered investment company organized as Delaware business trust (the “Restructuring”), as set forth in the table below.

USF Target Date Fund (each, a series of Ultra Series Fund)	Assets will be Exchanged for Shares of	Madison Target Date Fund (each, a series of Madison Funds)
Madison Target 2020 Retirement Fund	à	Madison Target 2020 Retirement Fund
Madison Target 2030 Retirement Fund	à	Madison Target 2030 Retirement Fund
Madison Target 2040 Retirement Fund	à	Madison Target 2040 Retirement Fund
Madison Target 2050 Retirement Fund	à	Madison Target 2050 Retirement Fund

The Madison Target Date Funds will be managed by the same investment adviser and the same portfolio managers, and will have the same investment objective and principal investment strategies, as the USF Target Date Funds. In addition, the fees and expenses of the Madison Target Date Funds, including the investment advisory fee and service fees, will be the same as those of the USF Target Date Funds. In order to avoid charging duplicate fees to the USF Target Date Funds, beginning as of the effective time of the Restructuring and for as long as the USF Target Date Funds invest all of their assets in the corresponding Madison Target Date Fund, all direct fees and expenses of the USF Target Date Funds will be contractually waived.

Because the Trust is structured as a funding vehicle for variable products, it is limited in terms of who it may allow to invest in its shares, including shares of the USF Target Date Funds. As a result of the Restructuring, each USF Target Date Fund will invest, indirectly through the corresponding Madison Target Date Fund, in the same basket of securities in which it currently invests. The Restructuring was approved by the Board of Trustees of the Trust as a means to make the portfolio managers and investment strategies of the USF Target Date Funds available to the general public in the form of the Madison Target Date Funds.

The Restructuring is scheduled to take effect as of August 31, 2014, and does not require shareholder approval. However, shareholders will receive an information statement describing the Restructuring in more detail. If you have any questions regarding the Restructuring, please contact us at (800) 767-0300.